UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21043
Pioneer High Income Trust
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2021

Date of reporting period:  April 1, 2020 through September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Income Trust

Semiannual Report | September 30, 2020
Ticker Symbol: PHT

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer High Income Trust | Semiannual Report | 9/30/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities, likely assuring that the “new normal” conditions created by the pandemic will continue well into 2021.
The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the rest of the spring and summer. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news regarding potential COVID-19 vaccines as well as headlines surrounding the U.S. elections.
Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
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At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Trust | Semiannual Report | 9/30/20 3

Portfolio Management Discussion | 9/30/20
In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period ended September 30, 2020. Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi*), is responsible for the day-to-day management of the Trust, along with Matthew Shulkin, a vice president and a portfolio manager at Amundi, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi.
Q    How did the Trust perform during the six-month period ended September 30, 2020?
A    Pioneer High Income Trust returned 26.68% at net asset value (NAV) and 30.74% at market price during the six-month period ended September 30, 2020. During the same six-month period, the Trust’s benchmark, the ICE
Bank of America U.S. High Yield Index (the ICE BofA Index), returned 14.76%. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 42 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 18.09%, and the average return (at market price) of the 42 closed end funds in the same Morningstar category was 21.72%.
The shares of the Trust were selling at a 8.6% discount to NAV at the end of the six-month period. Comparatively, the shares of the Trust were selling at an 11.4% discount to NAV on March 31, 2020.
On September 30, 2020, the standardized 30-day SEC yield of the Trust’s shares was 9.08%**.
Q    How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2020?
A    The extraordinary support forthcoming from policy makers in the wake of the pandemic was met with enthusiasm by investors entering the second quarter of 2020. Investors sought to put money to work at the now much

*     See Notes to Financial Statements Note 9.
**    The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
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wider credit spreads, estimating that the market compensated well for the increased default risk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As the second quarter progressed, investors became increasingly optimistic that steps toward re-opening the economy would support something resembling a “V-shaped” recovery. The result was a resurgence in investors’ appetite for riskier assets that allowed credit-sensitive areas of the bond market to recover much of their earlier losses over the quarter, even as rising COVID-19 cases in a number of states raised concerns.
Returns for high-yield corporate bonds were well into double digits for the six-month period, given the rebound in market participants’ interest in riskier assets. The recovery in oil prices from historical lows to the $40 per barrel range also supported high-yield returns, given the significant representation of energy issuers within the Trust’s benchmark.
Q    What factors affected the Trust’s performance relative to the benchmark ICE BofA Index during the six-month period ended September 30, 2020?
A    In broad terms, the Trust carried leveraged exposure to the high-yield market, boosting returns as the segment posted a strong positive return for the six-month period. In addition, the Trust’s portfolio holdings favored cyclical and consumer-oriented sectors. While this positioning had a negative effect on returns in the immediate wake of the COVID-19 crisis, it supported performance as the appetite for risk assets rebounded in the second quarter of 2020.
In terms of individual holdings, leading positive contributors to the Trust’s benchmark-relative performance included an overweight to the debt of Scientific Games, a provider of gambling and lottery products and services. While the pandemic-related shutdowns weighed heavily on sentiment with respect to Scientific Games, the bond price recovered strongly as gaming activity began to resume in May. Surgery Center Holdings was another standout position that aided the Trust’s benchmark-relative returns during the six-month period. The company’s debt experienced a downgrade in late-March due to the postponement of the vast majority of elective procedures as part of the measures taken to fight the coronavirus outbreak. However, the ambulatory (or “day”) surgery center operator was able to shift some centers to treat COVID-19 patients, and then appeared positioned to benefit as discretionary procedures resumed with the relaxation of the initial virus-mitigation efforts. Exposure to the longer-maturity debt of property and casualty
Pioneer High Income Trust | Semiannual Report | 9/30/20 5

insurer Liberty Mutual also supported the Trust’s performance. While an investment-grade issuer, Liberty Mutual has carried credit ratings below those of its industry peers. While the “risk-off” trade as pandemic concerns mounted earlier in the period weighed on the company’s debt, the bond price eventually rebounded, aided by strong support from government policymakers for the credit markets. Finally, arts and crafts retailer Michaels Stores was a notable positive contributor to the Trust’s relative returns. While we are not constructive on the retail segment broadly, Michaels’ relatively sound capital structure and leading market position helped support a rebound in the bond price as risk sentiment improved over the second half of the six-month period.
On the negative side, security selection within energy acted as a modest constraint on the Trust’s benchmark-relative performance. In particular, exposure to Chesapeake Energy weighed on returns as the shale-based exploration & production (E&P) company filed for Chapter 11 bankruptcy protection from its creditors against the backdrop of plummeting demand for oil and gas. In addition, market sentiment turned sharply negative with respect to the debt of offshore drilling contractor Transocean during the six-month period, given the energy sector’s pullback in capital spending as oil prices faltered. Performance detractors outside of energy included Diamond Sports, a regional sports network spun out into Sinclair Broadcasting Group in order to facilitate Disney’s acquisition of 21st Century Fox. (Neither Sinclair nor 21st Century Fox are holdings in the Trust’s portfolio.) Diamond saw the outlook for its debt deteriorate with the absence of sports-related content resulting from COVID-19 containment measures. While helped by the resumption of play by professional sports leagues in the third quarter, the company’s owners have pushed for a bond swap in order to reduce the debt load, which has acted to suppress enthusiasm for the extant bonds.
Q    Did the Trust’s yield, or dividend distributions to shareholders change during the six-month period ended September 30, 2020?
A    The Trust’s dividend*** remained at 6.75 cents per share during the six-month period, based on management’s assessment of a sustainable level of income-generation.
Q    How did the level of leverage in the Trust change during the six-month period ended September 30, 2020?
A    The Trust employs leverage through a credit agreement.

***   Dividends are not guaranteed.
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As of September 30, 2020, 28.8% of the Trust’s total managed assets were financed by leverage, or borrowed funds, compared with 31.8% of the Trust’s total managed assets financed by leverage at the start of the six-month period on April 1, 2020. During the six-month period, the Trust increased the absolute amount of funds borrowed by a total of $4 million, to $103 million as of September 30, 2020. The percentage of the Trust’s total managed assets financed by leverage decreased during the six-month period due to an increase in the total managed assets of the Trust.
Q    Did the Trust have any investments in derivative securities during the six-month period ended September 30, 2020? If so, did the investments have a material effect on the Trust’s performance?
A    Yes, the Trust had investments in forward foreign currency transactions during the six-month period, which had a slight positive effect on relative performance. The Trust also had a position in CDX, a credit-default-swap index, which rose in value in line with the high-yield market during the period.
Q    What is your investment outlook?
A    The government’s first estimate of the third-quarter U.S. gross domestic product growth rate released after the end of the six-month period showed that domestic economic activity rebounded by more than 30% (annualized) during the quarter. Meanwhile, the economy has recovered more than 75% of the output drawdown recorded during the first half of 2020 while the COVID-19 lockdowns were in full force. Though it seems likely that the U.S. economic growth rate may slow from the third quarter to the fourth, we believe economic activity may continue to expand.
History has shown that expansions have tended to be self-sustaining unless derailed by an exogenous shock. While additional fiscal stimulus from the Federal government would likely accelerate the pace of economic activity, we anticipate growth continuing even without the government’s assistance, as personal savings balances have remained above normal. Although an increase in COVID-19 infections seems likely to occur during the winter months, another round of widespread lockdowns may not be necessary given the improvements in patient-treatment methods seen since the virus first arrived in this country.
We appreciate the near-term risks surrounding the uncertainties about the U.S. elections, a potential seasonal increase in COVID-19 infections, and unexpected delays in finding and distributing a safe and effective vaccine for the virus; however, we have framed those risks against spreads that, as of quarter-end, generally resided above early-2020
Pioneer High Income Trust | Semiannual Report | 9/30/20 7

levels. In addition, we believe the medium-term fundamental outlook has remained positive, given continued improvement in COVID-19 treatments, developments regarding the possible approval of a vaccine, and accommodative financial conditions, with the latter currently facing little risk of reversal from tighter monetary policy.
With high-yield corporate spreads above their long-term average, we believe investors have been receiving fair compensation for taking on credit risk. While default rates seem likely to remain elevated over the near term, any improvement as we enter 2021 would support further spread tightening, in our view. In the meantime, the below-investment-grade market could continue to benefit from investors seeking yield.
In response to the new economic environment, we have categorized all of the holdings in the Trust’s portfolio based on their relative exposure to the COVID-19 crisis. Sectors we view as “unimpaired” are those minimally affected by the crisis, such as food and drug retailers. The “wounded” category includes companies that have experienced temporary effects, but that in our opinion have continued to have good long-term business models, such as ambulatory surgery centers. In the “impaired” category are sectors that we have expected may experience lasting negative effects from the pandemic, such as movie theaters. We have found most unimpaired bonds to be expensive, and we are interested in only what we see as the strongest issuers within the impaired sectors. Our focus has been on investments in the wounded sectors, as we believe diligent research may help identify the potential survivors within that category.

Please refer to the Schedule of Investments on pages 13–35 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
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Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
The Trust may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise.
Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.
The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust’s shares.
These risks may increase share price volatility.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Trust | Semiannual Report | 9/30/20 9

Portfolio Summary | 9/30/20
Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*

1.	Meritor, Inc., 7.875%, 3/1/26	1.37%
2.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.35
3.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1.32
4.	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	1.27
5.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps),
	6/15/58 (144A)	1.21
6.	Prime Security Services Borrower LLC/Prime Finance, Inc.,
	6.25%, 1/15/28 (144A)	1.20
7.	Hercules LLC, 6.5%, 6/30/29	1.15
8.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	1.11
9.	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	1.10
10.	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	1.07

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

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Prices and Distributions | 9/30/20

Market Value per Share^

	9/30/20	3/31/20
Market Value	$7.96	$6.42
Discount	(8.6)%	(11.4)%

Net Asset Value per Share^

	9/30/20	3/31/20
Net Asset Value	$8.71	$7.25

Distributions per Share*: 4/1/20–9/30/20

Net Investment	Short-Term	Long-Term
Income	Capital Gains	Capital Gains
$0.4050	$ —	$ —

Yields

	9/30/20	3/31/20
30-Day SEC Yield	9.08%	16.06%

The data shown above represents past performance, which is no guarantee of future results.
^
Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundipioneer.com/us.

*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.
Pioneer High Income Trust | Semiannual Report | 9/30/20 11

Performance Update | 9/30/20
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of September 30, 2020)

	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	5.67%	2.89%	6.28%
5 years	5.92	4.39	6.61
1 year	-3.61	-4.64	2.30

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.
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Schedule of Investments | 9/30/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 137.4%
COMMON STOCKS — 0.3% of Net Assets
Automobiles & Components — 0.0%†
827	Lear Corp.	$ 90,185
	Total Automobiles & Components	$ 90,185
Construction & Engineering — 0.0%†
1,307,384(a)	Abengoa SA, Class B	$ 9,498
	Total Construction & Engineering	$ 9,498
Entertainment — 0.0%†
6,200	AMC Entertainment Holdings, Inc.	$ 29,202
	Total Entertainment	$ 29,202
Oil, Gas & Consumable Fuels — 0.2%
21	Amplify Energy Corp.	$ 18
65,597^(a)	PetroQuest Energy, Inc.	36,078
20,000(a)	Whiting Petroleum Corp.	345,800
	Total Oil, Gas & Consumable Fuels	$ 381,896
Pharmaceuticals — 0.1%
19,026(a)	Teva Pharmaceutical Industries, Ltd. (A.D.R.)	$ 171,424
	Total Pharmaceuticals	$ 171,424
Specialty Retail — 0.0%†
68,241+^(a)	Targus Cayman SubCo., Ltd.	$ 90,078
	Total Specialty Retail	$ 90,078
TOTAL COMMON STOCKS
	(Cost $2,856,294)	$ 772,283
CONVERTIBLE PREFERRED STOCK — 0.8% of
Net Assets
Banks — 0.8%
1,600(b)	Wells Fargo & Co., 7.5%	$ 2,147,280
	Total Banks	$ 2,147,280
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,022,424)	$ 2,147,280
PREFERRED STOCKS — 2.6% of Net Assets
Banks — 1.3%
132,750(c)	GMAC Capital Trust I, 6.065% (3 Month USD LIBOR +
	579 bps), 2/15/40	$ 3,314,767
	Total Banks	$ 3,314,767
Diversified Financial Services — 1.2%
3,000(b)(c)	Compeer Financial ACA, 6.75% (3 Month USD LIBOR +
	458 bps) (144A)	$ 3,195,000
	Total Diversified Financial Services	$ 3,195,000

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 13

Schedule of Investments | 9/30/20
(unaudited) (continued)

Shares		Value
Internet — 0.1%
152,183(a)	MYT Holding Co.	$ 146,857
	Total Internet	$ 146,857
TOTAL PREFERRED STOCKS
	(Cost $6,600,252)	$ 6,656,624

Principal
Amount
USD ($)
ASSET BACKED SECURITY — 0.1% of
Net Assets
300,000	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
	11/15/46 (144A)	$ 306,295
TOTAL ASSET BACKED SECURITY
	(Cost $300,000)	$ 306,295
COLLATERALIZED MORTGAGE OBLIGATIONS —
1.5% of Net Assets
4,100,000(d)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
Class B1, 9.398% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 3,185,569
790,000(d)	Connecticut Avenue Securities Trust, Series 2019-R04,
Class 2B1, 5.398% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	711,149
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $4,890,000)	$ 3,896,718
COMMERCIAL MORTGAGE-BACKED SECURITIES —
3.6% of Net Assets
710,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
12.398% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	$ 685,180
530,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
11.398% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	496,910
1,941,646(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	1,627,857
1,500,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.045% (1 Month USD LIBOR + 690 bps), 8/25/29	1,005,000
1,499,492(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.387% (1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	1,442,647
1,500,000(d)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	9.157% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	1,450,969
991,215	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%,
	11/1/22 (144A)	953,528
2,500,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-C28, Class E, 3.0%, 5/15/48 (144A)	1,386,241
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,503,901)	$ 9,048,332

The accompanying notes are an integral part of these financial statements.
14 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
CONVERTIBLE CORPORATE BONDS — 4.6% of
Net Assets
Airlines — 0.3%
670,000	Southwest Airlines Co., 1.25%, 5/1/25	$ 874,350
	Total Airlines	$ 874,350
Auto Parts & Equipment — 1.9%
2,625,000	Meritor, Inc., 7.875%, 3/1/26	$ 4,797,188
	Total Auto Parts & Equipment	$ 4,797,188
Banks — 0.0%†
IDR 1,422,679,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 9,561
	Total Banks	$ 9,561
Chemicals — 1.6%
4,000,000(e)	Hercules LLC, 6.5%, 6/30/29	$ 4,015,000
	Total Chemicals	$ 4,015,000
Internet — 0.3%
633,000	Zendesk, Inc., 0.625%, 6/15/25 (144A)	$ 750,907
	Total Internet	$ 750,907
Leisure Time — 0.2%
490,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 571,798
	Total Leisure Time	$ 571,798
Pharmaceuticals — 0.3%
1,300,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	$ 781,658
	Total Pharmaceuticals	$ 781,658
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $8,168,466)	$ 11,800,462
CORPORATE BONDS — 116.6% of Net Assets
Advertising — 1.6%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 204,560
345,000	Lamar Media Corp., 4.875%, 1/15/29 (144A)	358,800
3,940,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	3,595,250
	Total Advertising	$ 4,158,610
Aerospace & Defense — 1.5%
1,942,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	$ 1,456,500
1,210,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	1,337,050
745,000	Kratos Defense & Security Solutions, Inc., 6.5%, 11/30/25
	(144A)	777,750
270,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	287,550
	Total Aerospace & Defense	$ 3,858,850
Airlines — 1.6%
1,455,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 1,240,842
355,000	Delta Air Lines, Inc., 7.375%, 1/15/26	372,162

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 15

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Airlines — (continued)
1,380,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	$ 1,436,925
EUR 1,400,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,000,737
	Total Airlines	$ 4,050,666
	Auto Manufacturers — 1.9%
1,399,000	General Motors Co., 6.125%, 10/1/25	$ 1,625,161
1,895,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	2,009,420
1,190,000	Navistar International Corp., 9.5%, 5/1/25 (144A)	1,340,856
	Total Auto Manufacturers	$ 4,975,437
	Auto Parts & Equipment — 2.0%
2,000,000	American Axle & Manufacturing, Inc., 6.5%, 4/1/27	$ 1,935,000
1,683,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,716,660
1,195,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	1,296,575
	Total Auto Parts & Equipment	$ 4,948,235
	Banks — 6.1%
825,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 849,750
600,000(b)(c)	Bank of America Corp., 6.5% (3 Month USD LIBOR +
	417 bps)	666,900
1,800,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,859,940
700,000(b)(c)	Credit Suisse Group AG, 7.5% (5 Year USD Swap Rate +
	460 bps) (144A)	763,000
1,931,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,926,173
2,147,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,189,478
675,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate +
	546 bps) (144A)	708,750
2,250,000(b)(c)	Natwest Group Plc, 8.625% (5 Year USD Swap Rate +
	760 bps)	2,306,250
3,415,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	3,304,012
980,000(b)(c)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	1,004,500
	Total Banks	$ 15,578,753
	Building Materials — 1.9%
1,491,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,597,234
470,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	476,058
2,062,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,237,270
140,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.125%, 6/1/25 (144A)	141,925
150,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	156,188
	Total Building Materials	$ 4,608,675

The accompanying notes are an integral part of these financial statements.
16 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Chemicals — 4.5%
36,000	Blue Cube Spinco LLC, 9.75%, 10/15/23	$ 37,125
210,000	Blue Cube Spinco LLC, 10.0%, 10/15/25	222,075
1,272,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	1,271,618
1,330,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	7.0%, 4/15/25 (144A)	1,356,600
2,250,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	2,974,030
470,000	Olin Corp., 9.5%, 6/1/25 (144A)	547,832
2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	2,211,780
1,290,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	1,344,825
1,634,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	1,634,000
	Total Chemicals	$ 11,599,885
	Coal — 0.9%
2,429,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 2,191,006
	Total Coal	$ 2,191,006
	Commercial Services — 7.2%
350,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 372,750
1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	2,069,821
950,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	985,625
3,850,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
	5/1/25 (144A)	3,850,000
1,025,000	Carriage Services, Inc., 6.625%, 6/1/26 (144A)	1,071,125
3,226,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	3,387,300
319,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)	330,053
4,155,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	4,206,938
1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,093,000
862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	937,244
	Total Commercial Services	$ 18,303,856
	Computers — 0.7%
555,000	Dell International LLC/EMC Corp., 7.125%,
	6/15/24 (144A)	$ 577,305
175,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	184,625
730,000	NCR Corp., 5.0%, 10/1/28 (144A)	730,584
155,000	NCR Corp., 8.125%, 4/15/25 (144A)	171,314
	Total Computers	$ 1,663,828
	Diversified Financial Services — 5.0%
2,305,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 2,293,705
2,150,000	ASG Finance Designated Activity Co., 7.875%,
	12/3/24 (144A)	1,537,250

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 17

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
1,240,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	$ 840,100
3,105,000	Credito Real SAB de CV SOFOM ER, 9.5%, 2/7/26 (144A)	3,006,416
2,072,500(f)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK or 6.5%
	cash), 9/15/24 (144A)	1,155,419
845,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	861,359
1,000,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	1,072,500
160,000	OneMain Finance Corp., 6.625%, 1/15/28	177,568
460,000	OneMain Finance Corp., 8.875%, 6/1/25	509,450
1,290,000	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	1,257,750
	Total Diversified Financial Services	$ 12,711,517
	Electric — 3.3%
825,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 911,584
1,010,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	1,178,852
2,240,000	NRG Energy, Inc., 6.625%, 1/15/27	2,368,800
950,000	NRG Energy, Inc., 7.25%, 5/15/26	1,011,057
1,251,784	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	1,326,891
1,520,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	1,520,000
6,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,331
	Total Electric	$ 8,323,515
	Electrical Components & Equipment — 0.5%
750,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 816,975
520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	569,751
	Total Electrical Components & Equipment	$ 1,386,726
	Engineering & Construction — 1.1%
2,510,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 2,644,913
635,968(g)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	253,751
	Total Engineering & Construction	$ 2,898,664
	Entertainment — 6.6%
768,000	AMC Entertainment Holdings, Inc., 10.5%,
	4/24/26 (144A)	$ 552,960
2,044,000(f)	AMC Entertainment Holdings, Inc., 12.0% (12.0% PIK
	or 10.0% cash), 6/15/26 (144A)	572,320
1,085,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	1,150,100
2,250,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
	10/15/25 (144A)	2,176,875
EUR 1,025,000	Cirsa Finance International S.a.r.l., 6.25%,
	12/20/23 (144A)	1,087,707
854,000	Cirsa Finance International S.a.r.l., 7.875%,
	12/20/23 (144A)	787,815

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Entertainment — (continued)
1,040,000	Codere Finance 2 Luxembourg SA, 7.625%,
	11/1/21 (144A)	$ 572,000
3,369,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	3,756,435
395,000	International Game Technology Plc, 6.25%,
	1/15/27 (144A)	423,637
656,000	International Game Technology Plc, 6.5%,
	2/15/25 (144A)	697,820
1,910,000	Scientific Games International, Inc., 7.0%,
	5/15/28 (144A)	1,914,675
1,910,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	1,938,650
571,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	596,175
230,000	SeaWorld Parks & Entertainment, Inc.,
	9.5%, 8/1/25 (144A)	238,961
	Total Entertainment	$ 16,466,130
	Environmental Control — 1.9%
815,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 822,579
1,691,000	Covanta Holding Corp., 6.0%, 1/1/27	1,758,640
2,521,000	Tervita Corp., 7.625%, 12/1/21 (144A)	2,300,412
	Total Environmental Control	$ 4,881,631
	Food — 3.8%
531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	$ 582,528
1,412,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	1,355,520
775,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
	2/15/28 (144A)	842,750
625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 6.5%,
	4/15/29 (144A)	693,731
1,240,000	Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)	1,286,500
2,310,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	2,312,402
2,618,000	Simmons Foods, Inc., 7.75%, 1/15/24 (144A)	2,742,355
	Total Food	$ 9,815,786
	Forest Products & Paper — 1.8%
1,655,000	Eldorado International Finance GmbH, 8.625%,
	6/16/21 (144A)	$ 1,665,344
1,770,000	Mercer International, Inc., 7.375%, 1/15/25	1,792,125
831,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	876,705
	Total Forest Products & Paper	$ 4,334,174

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 19

Schedule of Investments | 9/30/20
(unaudited) (continued)
Principal
Amount
USD ($)		Value
	Healthcare-Products — 0.5%
EUR 450,000	Avantor, Inc., 4.75%, 10/1/24 (144A)	$ 545,086
610,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	631,350
	Total Healthcare-Products	$ 1,176,436
	Healthcare-Services — 4.5%
1,340,000	Centene Corp., 4.625%, 12/15/29	$ 1,445,404
580,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	610,450
2,396,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	2,551,740
2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,650,000
4,357,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	4,443,225
	Total Healthcare-Services	$ 11,700,819
	Holding Companies-Diversified — 0.6%
1,580,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 10.5%, 6/1/24 (144A)	$ 1,482,356
	Total Holding Companies-Diversified	$ 1,482,356
	Home Builders — 2.2%
475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 490,437
1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,238,737
970,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	907,930
800,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.375%, 5/15/25 (144A)	800,000
790,000	KB Home, 7.5%, 9/15/22	864,062
1,035,000	KB Home, 7.625%, 5/15/23	1,135,913
	Total Home Builders	$ 5,437,079
	Housewares — 0.1%
250,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 263,750
	Total Housewares	$ 263,750
	Insurance — 6.0%
3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 4,732,013
3,075,000(c)	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR +
	712 bps), 6/15/58 (144A)	4,253,421
3,000,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	4,630,090
1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,788,888
	Total Insurance	$ 15,404,412
	Internet — 0.3%
465,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 512,853
235,000	Expedia Group, Inc., 7.0%, 5/1/25 (144A)	254,168
	Total Internet	$ 767,021

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Iron & Steel — 1.4%
1,840,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 1,872,200
235,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	262,319
1,470,000	Commercial Metals Co., 5.375%, 7/15/27	1,550,409
	Total Iron & Steel	$ 3,684,928
	Leisure Time — 1.6%
285,000	Carnival Corp., 10.5%, 2/1/26 (144A)	$ 315,637
270,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	286,200
638,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	740,116
708,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	550,470
2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,190,150
	Total Leisure Time	$ 4,082,573
	Lodging — 2.0%
880,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 964,726
815,000	Hyatt Hotels Corp., 5.375%, 4/23/25	877,392
390,000	Hyatt Hotels Corp., 5.75%, 4/23/30	447,822
325,000	Marriott International, Inc., 5.75%, 5/1/25	362,707
1,700,000	MGM Resorts International, 6.0%, 3/15/23	1,763,589
725,000	Wyndham Destinations, Inc., 6.625%, 7/31/26 (144A)	759,517
	Total Lodging	$ 5,175,753
	Machinery-Diversified — 0.6%
1,517,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	$ 1,537,859
	Total Machinery-Diversified	$ 1,537,859
	Media — 2.6%
833,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	$ 807,510
3,727,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	1,940,369
303,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	314,362
1,057,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	1,145,933
EUR 890,000	Virgin Media Finance Plc, 3.75%, 7/15/30 (144A)	995,777
GBP 890,000	Virgin Media Vendor Financing Notes III DAC, 4.875%,
	7/15/28 (144A)	1,156,283
	Total Media	$ 6,360,234
	Mining — 3.6%
1,500,000	Coeur Mining, Inc., 5.875%, 6/1/24	$ 1,496,250
375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	361,406
705,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	679,444
1,750,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	1,747,813
830,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	821,700

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 21

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Mining — (continued)
600,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	$ 611,280
1,236,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	1,257,630
1,140,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	1,199,850
1,000,000	Novelis Corp., 5.875%, 9/30/26 (144A)	1,027,500
	Total Mining	$ 9,202,873
	Miscellaneous Manufacturers — 0.2%
424,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 429,830
	Total Miscellaneous Manufacturers	$ 429,830
	Multi-National — 0.3%
IDR 10,330,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 728,168
	Total Multi-National	$ 728,168
	Oil & Gas — 6.9%
199,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 10.0%, 4/1/22 (144A)	$ 196,015
2,430,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,096,537
1,400,000	Cenovus Energy, Inc., 5.375%, 7/15/25	1,347,412
1,402,000	Cenovus Energy, Inc., 6.75%, 11/15/39	1,409,499
330,000	Endeavor Energy Resources LP/EER Finance, Inc.,
	6.625%, 7/15/25 (144A)	339,075
3,779,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	3,678,025
250,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	245,230
561,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	521,730
1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,376,634
2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	1,783,840
1,965,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
	2/15/28 (144A)	1,318,613
805,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	825,141
683,849(f)	PetroQuest Energy, Inc., 10.0% (10.0% PIK or 0.0%
	cash), 2/15/24	627,972
2,819,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,113,505
1,173,000	Transocean, Inc., 6.8%, 3/15/38	155,423
1,785,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	499,800
1,470,000	Transocean, Inc., 7.5%, 1/15/26 (144A)	323,400
1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	667,500
ARS 15,750,000	YPF SA, 16.5%, 5/9/22 (144A)	133,361
	Total Oil & Gas	$ 17,658,712
	Oil & Gas Services — 2.5%
385,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 362,862
2,583,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	2,474,204

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Oil & Gas Services — (continued)
1,940,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	$ 1,656,275
3,093,000	FTS International, Inc., 6.25%, 5/1/22	1,051,620
525,000	SESI LLC, 7.75%, 9/15/24	120,750
703,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	697,109
	Total Oil & Gas Services	$ 6,362,820
	Packaging & Containers — 1.3%
1,087,000	Ardagh Packaging Finance Plc/Ardagh Holdings
	USA, Inc., 6.0%, 2/15/25 (144A)	$ 1,128,632
1,500,000	Greif, Inc., 6.5%, 3/1/27 (144A)	1,553,970
112,000	Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)	112,000
841,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer
	LLC/Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)	856,138
	Total Packaging & Containers	$ 3,650,740
	Pharmaceuticals — 4.3%
1,005,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 1,104,244
EUR 575,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	667,493
EUR 1,265,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	1,468,485
84,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	83,580
920,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	952,200
535,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	567,100
535,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	576,462
1,970,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	6/30/28 (144A)	1,447,950
1,376,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.5%,
	7/31/27 (144A)	1,437,920
579,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	606,607
2,080,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	1,989,000
	Total Pharmaceuticals	$ 10,901,041
	Pipelines — 8.7%
3,075,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 3,051,937
910,000	DCP Midstream Operating LP, 5.6%, 4/1/44	829,237
1,175,000(c)	DCP Midstream Operating LP, 5.85% (3 Month USD
	LIBOR + 385 bps), 5/21/43 (144A)	857,750
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,098,075
1,524,000(d)	Energy Transfer Operating LP, 3.269% (3 Month USD
	LIBOR + 302 bps), 11/1/66	780,745
1,965,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	1,552,350

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 23

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
925,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	$ 796,453
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	157,480
717,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	460,672
2,175,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	2,218,500
421,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	429,054
1,600,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	1,592,000
1,240,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	1,263,225
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	1,193,125
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	2,190,264
1,885,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	1,771,900
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	2,121,496
	Total Pipelines	$ 22,364,263
	REITs — 2.4%
814,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	$ 821,652
1,363,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	1,418,161
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	3,895,476
	Total REITs	$ 6,135,289
	Retail — 2.9%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,168,700
589,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	593,417
1,045,000	Golden Nugget, Inc., 6.75%, 10/15/24 (144A)	872,575
470,000	IRB Holding Corp., 7.0%, 6/15/25 (144A)	501,138
525,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	534,188
2,859,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	2,987,655
798,000	Staples, Inc., 7.5%, 4/15/26 (144A)	737,480
	Total Retail	$ 7,395,153
	Software — 0.4%
1,050,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	$ 1,062,128
	Total Software	$ 1,062,128
	Telecommunications — 5.2%
1,495,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,425,916
1,169,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	1,299,051
270,000	Altice France SA, 5.125%, 1/15/29 (144A)	268,987
1,700,000	CenturyLink, Inc., 5.625%, 4/1/25	1,816,216
1,075,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	1,135,469
603,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	611,171

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Income Trust | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
Telecommunications — (continued)
119,296	Digicel International Finance, Ltd./Digicel Holdings
	Bermuda, Ltd., 8.0%, 12/31/26 (144A)	$ 91,858
298,833	Digicel International Finance, Ltd./Digicel Holdings
	Bermuda, Ltd., 8.75%, 5/25/24 (144A)	299,954
151,361(f)	Digicel International Finance, Ltd./Digicel Holdings
Bermuda, Ltd., 13.0% (7.0% PIK or 6.0% cash),
	12/31/25 (144A)	138,117
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,543,879
41,000	Sprint Corp., 7.625%, 3/1/26	49,544
2,385,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	2,343,263
	Total Telecommunications	$ 13,023,425
Transportation — 1.3%
1,240,000	Watco Cos LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	$ 1,268,675
2,055,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,096,100
	Total Transportation	$ 3,364,775
Trucking & Leasing — 0.3%
690,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 738,731
	Total Trucking & Leasing	$ 738,731
TOTAL CORPORATE BONDS
	(Cost $295,976,225)	$296,847,112
FOREIGN GOVERNMENT BONDS — 1.4% of
Net Assets
Bahrain — 0.4%
1,055,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 1,028,158
	Total Bahrain	$ 1,028,158
Mexico — 0.7%
MXN 38,420,700	Mexican Bonos, 8.0%, 12/7/23	$ 1,906,023
	Total Mexico	$ 1,906,023
Russia — 0.3%
591,600(h)	Russian Government International Bond, 7.5%, 3/31/30	$ 684,777
	Total Russia	$ 684,777
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $3,540,325)	$ 3,618,958

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 25

Schedule of Investments | 9/30/20
(unaudited) (continued)

Face
Amount
USD ($)		Value
	INSURANCE-LINKED SECURITIES — 1.4% of
	Net Assets#
	Collateralized Reinsurance — 0.5%
	Multiperil – U.S. — 0.2%
500,000+(a)(i)	Dingle Re 2019, 2/1/21	$ 510,263
	Multiperil – Worldwide — 0.3%
500,000+(a)(i)	Cypress Re 2017, 1/10/21	$ 9,100
324,897+(a)(i)	Gloucester Re 2018, 2/28/21	57,182
12,000+(i)	Limestone Re 2016-1, 8/31/21	34
12,000+(i)	Limestone Re 2016-1, 8/31/21	35
54,000+(a)(i)	Limestone Re 2019-2, 3/1/23 (144A)	94,176
277,770+(a)(i)	Oyster Bay Re 2018, 1/15/21	252,104
400,000+(a)(i)	Resilience Re, 4/6/21 (144A)	40
300,000+(a)(i)	Wentworth Re 2020-1, 12/31/23	290,097
		$ 702,768
	Total Collateralized Reinsurance	$ 1,213,031
	Reinsurance Sidecars — 0.9%
	Multiperil – U.S. — 0.0%†
1,000,000+(a)(i)	Carnoustie Re 2017, 11/30/21	$ 131,800
500,000+(a)(j)	Harambee Re 2018, 12/31/21	5,600
600,000+(j)	Harambee Re 2019, 12/31/22	6,900
		$ 144,300
	Multiperil – Worldwide — 0.9%
3,037+(i)	Alturas Re 2019-2, 3/10/22	$ 16,206
24,550+(a)(i)	Alturas Re 2019-3, 9/12/23	51,801
250,000+(a)(i)	Alturas Re 2020-1A, 3/10/23 (144A)	211,975
246,000+(a)(i)	Alturas Re 2020-2, 3/10/23	271,953
1,167,977+(a)(i)	Berwick Re 2018-1, 12/31/21	142,143
834,446+(a)(i)	Berwick Re 2019-1, 12/31/22	99,716
1,000+(i)	Limestone Re 2018, 3/1/22	34,177
500,000+(a)(j)	Lorenz Re 2018, 7/1/21	13,700
499,318+(a)(j)	Lorenz Re 2019, 6/30/22	48,284
500,000+(a)(i)	Merion Re 2018-2, 12/31/21	538,750
1,000,000+(i)	Pangaea Re 2016-2, 11/30/20	1,783
500,000+(a)(i)	Pangaea Re 2018-1, 12/31/21	10,527
1,000,000+(a)(i)	Pangaea Re 2018-3, 7/1/22	20,743
409,624+(a)(i)	Pangaea Re 2019-1, 2/1/23	8,536
735,313+(a)(i)	Pangaea Re 2019-3, 7/1/23	26,450
300,000+(a)(i)	Sector Re V, 12/1/23 (144A)	100,157
200,000+(a)(i)	Sector Re V, 12/1/24 (144A)	210,250
500,000+(a)(i)	St. Andrews Re 2017-1, 2/1/21	33,900
250,000+(a)(i)	Sussex Re 2020-1, 12/31/22	265,500

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Income Trust | Semiannual Report | 9/30/20

Face
Amount
USD ($)		Value
Multiperil – Worldwide — (continued)
1,000,000+(a)(i)	Versutus Re 2017, 11/30/21	$ —
500,000+(a)(i)	Versutus Re 2018, 12/31/21	9,500
441,274+(i)	Versutus Re 2019-A, 12/31/21	19,725
58,727+(i)	Versutus Re 2019-B, 12/31/21	2,625
253,645+(a)(i)	Woburn Re 2018, 12/31/21	23,370
244,914+(a)(i)	Woburn Re 2019, 12/31/22	83,452
$ 2,245,223
	Total Reinsurance Sidecars	$ 2,389,523
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $4,221,657)	$ 3,602,554

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.5% of Net Assets*(d)
Aerospace & Defense — 0.2%
570,000	Grupo Aeromexico, Sociedad Anonima Bursatil De
Capital Variable, Senior Secured Tranche 1, 8.25%
	(LIBOR + 800 bps), 8/19/22	$ 564,300
	Total Aerospace & Defense	$ 564,300
Automobile — 0.1%
146,195	CWGS Group LLC (aka Camping World, Inc.), Term
	Loan, 3.5% (LIBOR + 275 bps), 11/8/23	$ 142,723
	Total Automobile	$ 142,723
Diversified & Conglomerate Service — 1.5%
500,000	Albany Molecular Research, Inc., Second Lien Initial
	Term Loan, 8.0% (LIBOR + 700 bps), 8/30/25	$ 495,000
1,045,000	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	1,039,775
1,475,641	First Brands Group LLC, First Lien Tranche B-3 Term
	Loan, 8.5% (LIBOR + 750 bps), 2/2/24	1,445,206
1,083,578	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	912,915
	Total Diversified & Conglomerate Service	$ 3,892,896
Healthcare, Education & Childcare — 1.2%
2,535,510	LifePoint Health, Inc. (fka Regionalcare Hospital
Partners Holdings, Inc.), First Lien Term B Loan, 3.897%
	(LIBOR + 375 bps), 11/16/25	$ 2,468,420
512,425	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 9.0% (LIBOR + 800 bps), 9/3/24	520,538
	Total Healthcare, Education & Childcare	$ 2,988,958

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 27

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Machinery — 0.1%
366,840	Blount International, Inc., New Refinancing Term
	Loan, 4.75% (LIBOR + 375 bps), 4/12/23	$ 364,948
	Total Machinery	$ 364,948
Oil & Gas — 0.1%
825,530	Summit Midstream Partners Holdings LLC, Term Loan
	Credit Facility, 7.0% (LIBOR + 600 bps), 5/13/22	$ 181,617
	Total Oil & Gas	$ 181,617
Securities & Trusts — 0.5%
1,381,300	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 1,312,235
	Total Securities & Trusts	$ 1,312,235
Telecommunications — 0.8%
1,980,000	Commscope, Inc., Initial Term Loan, 3.397% (LIBOR +
	325 bps), 4/6/26	$ 1,934,213
	Total Telecommunications	$ 1,934,213
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $12,094,673)	$ 11,381,890

Shares
RIGHTS/WARRANTS — 0.0%† of Net Assets
Construction & Engineering — 0.0%†
499,469(a)(k)	Abengoa Abenewco 2 SA, 4/26/24 (144A)	$ 4,690
499,469(a)(k)	Abengoa Abenewco 2 SA, 4/26/24 (144A)	300
	Total Construction & Engineering	$ 4,990
Health Care Providers & Services — 0.0%†
1,819,798(l)	ANR, Inc., 3/31/23	$ 5,459
	Total Health Care Providers & Services	$ 5,459
Oil, Gas & Consumable Fuels — 0.0%†
354(a)(m)	Contura Energy, Inc., 7/26/23	$ 106
	Total Oil, Gas & Consumable Fuels	$ 106
TOTAL RIGHTS/WARRANTS
	(Cost $853,869)	$ 10,555

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Income Trust | Semiannual Report | 9/30/20

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
5,690,000	Put EUR	Bank of	USD 88,626	USD 1.11	3/8/21	$ 17,639
	Call USD	America NA
773,000	Put EUR	Bank of	EUR 12,793	EUR 1.11	6/4/21	4,707
	Call USD	America NA
1,550,000	Put EUR	Goldman Sachs	EUR 12,484	EUR 1.13	12/18/20	4,096
	Call USD	International
$ 26,442
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $113,903)					$ 26,442
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 137.4%
	(Cost $352,141,989) (n)					$ 350,115,505
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(773,000)	Call EUR	Bank of	EUR 12,793	EUR 1.17	6/4/21	$ (23,102)
	Put USD	America NA
(1,550,000)	Call EUR	Goldman Sachs	EUR 12,484	EUR 1.20	12/18/20	(13,014)
	Put USD	International
(5,690,000)	Call EUR	Bank of	USD 88,626	USD 1.20	3/8/21	(62,527)
	Put USD	America NA
$ (98,643)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(113,903))					$ (98,643)
	OTHER ASSETS AND LIABILITIES — (37.4)%					$ (95,335,218)
	NET ASSETS — 100.0%					$ 254,681,644

bps        Basis Points.
CMT       Constant Maturity Treasury Index.
FREMF   Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR     London Interbank Offered Rate.
REIT        Real Estate Investment Trust.
(A.D.R.)   American Depositary Receipts.
(144A)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2020, the value of these securities amounted to $242,824,262, or 95.3% of net assets.
†             Amount rounds to less than 0.1%.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 29

Schedule of Investments | 9/30/20
(unaudited) (continued)
*
Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2020.

+	Security that used significant unobservable inputs to determine its value.

^	Security is valued using fair value methods (other than supplied by independent pricing services).

(a)	Non-income producing security.

(b)	Security is perpetual in nature and has no stated maturity date.

(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2020.

(d)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2020.

(e)	Security is priced as a unit.

(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(g)	Security is in default.

(h)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2020.

(i)	Issued as participation notes.

(j)	Issued as preference shares.

(k)	Abengoa Abenewco 2 SA warrants are exercisable into 499,469 shares.

(l)	ANR, Inc. warrants are exercisable into 1,819,798 shares.

(m)	Contura Energy, Inc. warrants are exercisable into 354 shares.

(n)	Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

	United States	77.5%
	Canada	7.0
	Luxembourg	2.5
	United Kingdom	1.7
	Mexico	1.6
	Netherlands	1.5
	Ireland	1.1
	Bermuda	1.0
	Other (individually less than 1%)	6.1
		100.0%

#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Income Trust | Semiannual Report | 9/30/20

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 16,206
Alturas Re 2019-3	6/26/2019	24,550	51,801
Alturas Re 2020-1A	12/27/2019	250,000	211,975
Alturas Re 2020-2	1/1/2020	246,000	271,953
Berwick Re 2018-1	1/10/2018	222,517	142,143
Berwick Re 2019-1	12/31/2018	99,709	99,716
Carnoustie Re 2017	1/3/2017	237,757	131,800
Cypress Re 2017	1/24/2017	1,681	9,100
Dingle Re 2019	3/4/2019	455,946	510,263
Gloucester Re 2018	1/2/2018	52,650	57,182
Harambee Re 2018	12/19/2017	39,023	5,600
Harambee Re 2019	12/20/2018	—	6,900
Limestone Re 2016-1	12/15/2016	990	34
Limestone Re 2016-1	12/15/2016	990	35
Limestone Re 2018	6/20/2018	1,000	34,177
Limestone Re 2019-2	6/20/2018	54,000	94,176
Lorenz Re 2018	6/26/2018	134,141	13,700
Lorenz Re 2019	6/26/2019	162,426	48,284
Merion Re 2018-2	12/28/2017	500,000	538,750
Oyster Bay Re 2018	1/17/2018	247,921	252,104
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Resilience Re	4/13/2017	1,307	40
Sector Re V	1/1/2020	200,000	210,250
Sector Re V	12/4/2018	163,942	100,157
St. Andrews Re 2017-1	1/5/2017	33,874	33,900
Sussex Re 2020-1	1/23/2020	250,000	265,500
Versutus Re 2017	1/5/2017	66,241	—
Versutus Re 2018	1/31/2018	16,982	9,500
Versutus Re 2019-A	1/28/2019	—	19,725
Versutus Re 2019-B	12/24/2018	—	2,625
Wentworth Re 2020-1	1/28/2020	246,731	290,097
Woburn Re 2018	3/20/2018	94,515	23,370
Woburn Re 2019	1/30/2019	75,003	83,452
Total Restricted Securities			$3,602,554
% of Net assets			1.4%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	7,297,056	EUR	(678,992)	Bank of	10/6/20	$ (14,962)
				America NA
EUR	3,432,000	USD	(4,027,739)	Bank of New York	11/24/20	(1,645)
				Mellon Corp.
IDR	8,956,970,000	USD	(598,500)	Citibank NA	11/27/20	292
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (16,315)

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 31

Schedule of Investments | 9/30/20
(unaudited) (continued)
SWAP CONTRACT
CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT
		Annual
Notional	Pay/	Fixed	Pay/	Floating	Expiration	Premiums	Unrealized	Market
Amount ($)	Receive(1)	Rate	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
22,500,000	Pay	1.59%	Receive	3 Month	11/9/20	$101	$(165,994)	$(165,893)
				LIBOR USD
TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT						$101	$(165,994)	$(165,893)
TOTAL SWAP CONTRACT						$101	$(165,994)	$(165,893)

(1)	Pays semiannually.
(2)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2020, aggregated $95,934,073 and $92,485,529, respectively.
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2020, the Trust engaged in purchases of $380,869 and sales of $1,431,403 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(16,325).
At September 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $351,440,959 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 24,373,081
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(25,979,386)
Net unrealized depreciation	$ (1,606,305)

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
32 Pioneer High Income Trust | Semiannual Report | 9/30/20

The following is a summary of the inputs used as of September 30, 2020, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Construction &
Engineering	$ —	$ 9,498	$ —	$ 9,498
Oil, Gas & Consumable
Fuels	345,818	36,078	—	381,896
Specialty Retail	—	—	90,078	90,078
All Other Common Stocks	290,811	—	—	290,811
Convertible Preferred Stock	2,147,280	—	—	2,147,280
Preferred Stocks
Diversified Financial
Services	—	3,195,000	—	3,195,000
Internet	—	146,857	—	146,857
All Other Preferred Stock	3,314,767	—	—	3,314,767
Asset Backed Security	—	306,295	—	306,295
Collateralized Mortgage
Obligations	—	3,896,718	—	3,896,718
Commercial Mortgage-Backed
Securities	—	9,048,332	—	9,048,332
Convertible Corporate Bonds	—	11,800,462	—	11,800,462
Corporate Bonds	—	296,847,112	—	296,847,112
Foreign Government Bonds	—	3,618,958	—	3,618,958
Insurance-Linked Securities	—	—	—	—
Collateralized Reinsurance
Multiperil – U.S.	—	—	510,263	510,263
Multiperil – Worldwide	—	—	702,768	702,768
Reinsurance Sidecars
Multiperil – U.S.	—	—	144,300	144,300
Multiperil – Worldwide	—	—	2,245,223	2,245,223
Senior Secured Floating Rate
Loan Interests	—	11,381,890	—	11,381,890
Rights/Warrants
Construction & Engineering	—	4,990	—	4,990
Health Care Providers &
Services	—	5,459	—	5,459
Oil, Gas & Consumable
Fuels	—	106	—	106
Over The Counter (OTC)
Currency Put Option
Purchased	—	26,442	—	26,442
Total Investments
in Securities	$ 6,098,676	$ 340,324,197	$ 3,692,632	$ 350,115,505

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 33

Schedule of Investments | 9/30/20
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Credit agreement(a)	$ —	$(103,000,000)	$ —	$(103,000,000)
Over The Counter (OTC)
Currency Call
Option Written	—	(98,643)	—	(98,643)
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	(16,315)	—	(16,315)
Swap contracts, at value	—	(165,893)	—	(165,893)
Total Other
Financial Instruments	$ —	$(103,280,851)	$ —	$(103,280,851)

(a)	The Trust may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
The accompanying notes are an integral part of these financial statements.
34 Pioneer High Income Trust | Semiannual Report | 9/30/20

			Change in
	Balance	Realized	unrealized			Accrued	Transfers	Transfers	Balance
	as of	gain	appreciation			discounts/	into	out of	as of
	3/31/20	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	Level 3*	Level 3*	9/30/20
Common Stocks
Oil, Gas &
Consumable
Fuels	$ 81,996	$ —	$ —	$ —	$ —	$ —	$ —	$(81,996)	$ —
Specialty
Retail	81,207	—	8,871	—	—	—	—	—	90,078
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
U.S.	510,263	—	—	—	—	—	—	—	510,263
Multiperil –
U.S.
Regional	256,041	—	(19,156)	—	(236,885)	—	—	—	—
Multiperil –
Worldwide	1,257,279	(32,920)	75,565	—	(597,156)	—	—	—	702,768
Reinsurance
Sidecars
Multiperil –
U.S.	282,565	(67,456)	(12,047)	—	(58,762)	—	—	—	144,300
Multiperil –
Worldwide	4,664,477	(87,820)	(55,129)	—	(2,276,305)	—	—	—	2,245,223
Total	$7,133,828	$(188,196)	$ (1,896)	$ —	$(3,169,108)	$ —	$ —	$(81,996)	$3,692,632

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments in unaffiliated issuers on the Statement of Operations.

(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in unaffiliated issuers on the Statement of Operations.

*	Transfers are calculated on the beginning of period value. For the six months ended September 30, 2020, security valued at $81,996 was transferred from Level 3 to Level 2.

The change in the level designation within the fair value hierarchy was due to valuing a security using observable inputs. There were no other transfers between Levels 1, 2 and 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at March 31, 2020: $(98,343)
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 35

Statement of Assets and Liabilities | 9/30/20
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $352,141,989)	$350,115,505
Cash	2,329,108
Foreign currencies, at value (cost $265)	267
Swaps collateral	7,778
Due from broker for swaps	163,371
Receivables —
Investment securities sold	739,160
Interest	6,214,444
Other assets	143,172
Total assets	$359,712,805
LIABILITIES:
Payables —
Credit agreement	$103,000,000
Investment securities purchased	1,451,485
Trustees’ fees	858
Forwards collateral	20,000
Swaps collateral	7,625
Unrealized depreciation on unfunded loan commitments	2,440
Written options outstanding (net premiums received $(113,903))	98,643
Net unrealized depreciation on forward foreign currency exchange contracts	16,315
Swap contracts, at value (net premiums paid $101)	165,893
Due to affiliates	187,641
Accrued expenses	80,261
Total liabilities	$105,031,161
NET ASSETS:
Paid-in capital	$371,680,871
Distributable earnings (loss)	(116,999,227)
Net assets	$254,681,644
NET ASSET VALUE PER SHARE:
No par value
Based on $254,681,644/29,231,771 shares	$8.71

The accompanying notes are an integral part of these financial statements.
36 Pioneer High Income Trust | Semiannual Report | 9/30/20

Statement of Operations
FOR THE SIX MONTHS ENDED 9/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$12,793,508
Dividends from unaffiliated issuers	410,539
Total investment income		$13,204,047
EXPENSES:
Management fees	$1,036,213
Administrative expense	29,420
Transfer agent fees	6,715
Shareowner communications expense	16,716
Custodian fees	6,102
Professional fees	50,430
Printing expense	8,366
Pricing fees	9,277
Trustees’ fees	6,632
Insurance expense	2,687
Interest expense	613,036
Miscellaneous	167,779
Total expenses		$1,953,373
Net investment income		$11,250,674
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(18,808,508)
Written options	39,386
Forward foreign currency exchange contracts	107,860
Swap contracts	(1,144,387)
Other assets and liabilities denominated in
foreign currencies	46,081	$(19,759,568)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$62,132,171
Written options	(23,652)
Forward foreign currency exchange contracts	96,383
Swap contracts	943,989
Unfunded loan commitments	9,257
Other assets and liabilities denominated in
foreign currencies	9,879	$63,168,027
Net realized and unrealized gain (loss) on investments		$43,408,459
Net increase in net assets resulting from operations		$54,659,133

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 37

Statements of Changes in Net Assets
	Six Months
	Ended	Year
	9/30/20	Ended
	(unaudited)	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$11,250,674	$23,595,916
Net realized gain (loss) on investments	(19,759,568)	(9,406,642)
Change in net unrealized appreciation (depreciation)
on investments	63,168,027	(68,206,549)
Net increase (decrease) in net assets resulting
from operations	$54,659,133	$(54,017,275)
DISTRIBUTIONS TO SHAREOWNERS:
($0.41 and $0.81 per share, respectively)	$(11,838,867)	$(23,677,735)
Total distributions to shareowners	$(11,838,867)	$(23,677,735)
Net increase (decrease) in net assets	$42,820,266	$(77,695,010)
NET ASSETS:
Beginning of period	$211,861,378	$289,556,388
End of period	$254,681,644	$211,861,378

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Income Trust | Semiannual Report | 9/30/20

Statement of Cash Flows
FOR THE SIX MONTHS ENDED 9/30/20

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$54,659,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(99,912,307)
Proceeds from disposition and maturity of investment securities	96,828,394
Net (accretion) and amortization of discount/premium on investment securities	(652,592)
Change in unrealized appreciation on investments in unaffiliated issuers	(62,132,171)
Change in unrealized appreciation on unfunded loan commitments	(9,257)
Change in unrealized appreciation on swap contracts	(943,989)
Change in unrealized appreciation on forward foreign currency exchange contracts	(96,383)
Change in unrealized appreciation on other assets and liabilities denominated
in foreign currencies	(2)
Change in unrealized depreciation on written options	23,652
Net realized loss on investments	18,808,508
Net premiums paid on swap contracts	(155,325)
Forwards collateral received	20,000
Swap collateral received	1,153,828
Decrease in interest receivable	721,871
Decrease in due from the Adviser	1,900
Increase in other assets	(142,980)
Increase in due to affiliates	187,461
Increase in trustees’ fees payable	149
Increase in accrued expenses payable	3,742
Increase in premiums received on written options	25,277
Realized gains on written options	(39,386)
Decrease in cash due from broker	176,836
Change in variation margin for centrally cleared swap contracts	(2,401)
Net cash, restricted cash and foreign currencies from operating activities	$8,523,958
Cash Flows Used in Financing Activities:
Payments on borrowings	$4,000,000
Distributions to shareowners	(11,838,867)
Net cash, restricted cash and foreign currencies used in financing activities	$(7,838,867)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$2
Cash, restricted cash and foreign currencies:
Beginning of the period*	$1,815,431
End of the period*	$2,500,524
Cash Flow Information:
Cash paid for interest	$470,736

*
The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended 9/30/20	Year Ended
	(unaudited)	3/31/20
Cash	$2,329,108	$1,815,431
Foreign currencies, at value	267	—
Swaps collateral	7,778	1,146,203
Due from broker for swaps	163,371	176,836
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$2,500,524	$3,138,470

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 39

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Per Share Operating Performance
Net asset value, beginning of period	$7.25		$9.91	$10.52	$10.70	$9.34	$11.89
Increase (decrease) from investment operations: (a)
Net investment income	$0.38		$0.81	$0.80	$0.85	$0.95	$1.19
Net realized and unrealized gain (loss) on investments	1.49		(2.66)	(0.62)	(0.25)	1.38	(2.40)
Net increase (decrease) from investment operations	$1.87		$(1.85)	$0.18	$0.60	$2.33	$(1.21)
Distributions to shareowners from:						,
Net investment income and previously undistributed net investment income	$(0.41	)**	$(0.81)	$(0.79)	$(0.78)	$(0.97)**	$(1.34)**
Net increase (decrease) in net asset value	$1.46		$(2.66)	$(0.61)	$(0.18)	$1.36	$(2.55)
Net asset value, end of period	$8.71		$7.25	$9.91	$10.52	$10.70	$9.34
Market value, end of period	$7.96		$6.42	$8.95	$9.39	$9.87	$10.04
Total return at net asset value (b)	26.68	%(c)	(19.93)%	2.79%	6.38%	26.13%	(10.54)%
Total return at market value (b)	30.74	%(c)	(21.49)%	4.00%	2.94%	8.23%	(11.37)%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (d)(e)	1.60	%(f)	2.35%	2.41%	2.14%	2.10%	1.67%
Net investment income available to shareowners	9.23	%(f)	8.17%	7.93%	7.88%	9.36%	11.23%
Portfolio turnover rate	28	%(c)	36%	33%	29%	48%	24%
Net assets, end of period (in thousands)	$254,682		$211,861	$289,556	$307,410	$312,757	$271,900

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Trust | Semiannual Report | 9/30/20

	Six Months
	Ended	Year	Year	Year	Year	Year
	9/30/20	Ended	Ended	Ended	Ended	Ended
	(unaudited)	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Total amount of debt outstanding (in thousands)	$103,000	$99,000	$125,000	$125,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$3,473	$3,140	$3,316	$3,459	$3,502	$3,175

*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust’s shares.

(a)	The per-share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Not annualized.
(d)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(e)	Includes interest expense of 0.50% (annualized), 1.37%, 1.42%, 1.05%, 1.11% and 0.63%, respectively.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Semiannual Report | 9/30/20 41

Notes to Financial Statements | 9/30/20
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Income Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Trust’s financial statements.
The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
42 Pioneer High Income Trust | Semiannual Report | 9/30/20

A.   Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case
Pioneer High Income Trust | Semiannual Report | 9/30/20 43

of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
44 Pioneer High Income Trust | Semiannual Report | 9/30/20

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At September 30, 2020, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.05% of net assets. The value of these fair valued securities was $135,717.
B.    Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer High Income Trust | Semiannual Report | 9/30/20 45

C.    Foreign Currency Translation
The books and records of the Trust are maintained in U.S. dollars.
Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.    Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$23,677,735
Total	$23,677,735

46 Pioneer High Income Trust | Semiannual Report | 9/30/20

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$ 2,800,144
Capital loss carryforward	(97,560,208)
Unrealized depreciation	(65,059,429)
Total	$(159,819,493)
The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
E.    Risks
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust’s investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Trust invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are
Pioneer High Income Trust | Semiannual Report | 9/30/20 47

subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust’s investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market
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participants over which neither the Trust nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
F.    Insurance-Linked Securities (“ILS”)
The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other
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natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.
G.   Purchased Options
The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an
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investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust’s Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended September 30, 2020, was $74,467. Open purchased options at September 30, 2020, are listed in the Schedule of Investments.
H.   Option Writing
The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended September 30, 2020, was $(77,987). Open written options contracts at September 30, 2020, are listed in the Schedule of Investments.
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I.     Forward Foreign Currency Exchange Contracts
The Trust may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust’s financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the six months ended September 30, 2020, the Trust had entered into various forward foreign currency exchange contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Trust may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended September 30, 2020, was $3,874,068. Open forward foreign currency exchange contracts outstanding at September 30, 2020, are listed in the Schedule of Investments.
J.    Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment
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obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.
As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for
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swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended September 30, 2020, was $(863,984). Open credit default swap contracts at September 30, 2020, are listed in the Schedule of Investments.
K.    Interest Rate Swap Contracts
The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.
Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.
The average market value of interest swap contracts open during the six months ended September 30, 2020, was $(89,950). Open interest rate swap contracts at September 30, 2020, are listed in the Schedule of Investments.
L.    Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital
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gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
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M.   Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. For the six months ended September 30, 2020, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are paid monthly under the Trust’s Advisory Agreement with the Adviser and are calculated daily at the annual rate of 0.60% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended September 30, 2020, the net management fee was 0.60% (annualized) of the Trust’s average daily managed assets, which was equivalent to 0.85% (annualized) of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $187,641 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2020.
3. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Trust’s shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.
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4. Master Netting Agreements
The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust’s credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2020.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$22,346	$(22,346)	$—	$—	$—
Bank of New York
Mellon Corp.	—	—	—	—	—
Citibank N.A.	292	—	—	—	292
Goldman Sachs
International	4,096	(4,096)	—	—	—
Total	$26,734	$(26,442)	$—	$—	$292

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash Net	Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$100,591	$(22,346)	$—	$—	$78,245
Bank of New York
Mellon Corp.	1,645	—	—	—	1,645
Citibank N.A.	—	—	—	—	—
Goldman Sachs
International	13,014	(4,096)	—	—	8,918
Total	$115,250	$(26,442)	$—	$—	$88,808

(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Trust’s use of derivatives may enhance or mitigate the Trust’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.
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Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2020, was as follows:
Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$—	$—	$26,442	$—	$—
Total Value	$—	$—	$26,442	$—	$—

Liabilities:
Written options
outstanding	$—	$—	$98,643	$—	$—
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	16,315	—	—
Swap contracts,
at value	165,893	—	—	—	—
Total Value	$165,893	$—	$114,958	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1G). These amounts are included in Investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2020, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$—	$—	$(39,386)	$—	$—
Written options	—	—	39,386	—	—
Forward foreign
currency exchange
contracts	—	—	107,860	—	—
Swap contracts	(54,216)	(1,090,171)	—	—	—
Total Value	$(54,216)	$(1,090,171)	$107,860	$—	$—

Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$(84,700)	$—	$—
Written options	—	—	(23,652)	—	—
Forward foreign
currency exchange
contracts	—	—	96,383	—	—
Swap contracts	19,311	924,678	—	—	—
Total Value	$19,311	$924,678	$(11,969)	$—	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1G). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1G). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

6. Unfunded Loan Commitments
The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
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As of September 30, 2020, the Trust has the following unfunded loan commitment outstanding:
Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary
Holdings LLC	$ 100,100	$ 97,535	$ 95,095	$ (2,440)
7. Trust Shares
There are an unlimited number of shares of beneficial interest authorized.
Transactions in shares of beneficial interest for the six months ended September 30, 2020 and the year ended March 31, 2020 were as follows:

	9/30/20	3/31/20
Shares outstanding at beginning of period	29,231,771	29,231,771
Shares outstanding at end of period	29,231,771	29,231,771
8. Credit Agreement
The Trust has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.
At September 30, 2020, the Trust had a borrowing outstanding under the credit agreement totaling $103,000,000. The interest rate charged at September 30, 2020 was 1.07%. During the six months ended September 30, 2020, the average daily balance was $101,172,414 at an average interest rate of 1.29%. Interest expense of $613,036 in connection with the credit agreement is included in the Statement of Operations.
The Trust is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.
The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust’s total liabilities not including any bank loans and senior securities, from the Trust’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
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9. Subsequent Events
A monthly dividend was declared on October 15, 2020 from undistributed and accumulated net investment income of $0.0675 per share payable October 30, 2020, to shareowners of record on October 16, 2020.
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
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Additional Information
Results of Shareholder Meeting
At an annual meeting held on September 16, 2020, shareholders of the Trust were asked to consider the proposal described below.
A report of the total votes cast by the Trust’s shareholders follows:
Proposal 1 - To elect three Class III Trustees
Nominee	For	Withhold
Diane Durnin	24,765,321	679,394
Benjamin M. Friedman	24,006,006	1,438,709
Kenneth J. Taubes	24,764,686	680,029

During the period, there have been no material changes in the Trust’s investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust’s charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.
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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer High Income Trust (the “Trust”) pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.
The contract review process began in January 2020 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Trust’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust’s portfolio managers in the Trust. In July 2020, the Trustees, among other things, reviewed the Trust’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously
64 Pioneer High Income Trust | Semiannual Report | 9/30/20

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM’s investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Trust, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Trust’s service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Trust
In considering the Trust’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Trust’s benchmark index. The Trustees also regularly consider the Trust’s returns at market value relative to its peers, as well as
Pioneer High Income Trust | Semiannual Report | 9/30/20 65

the discount at which the Trust’s shares trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Trust’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust’s shareowners.
The Trustees considered that the Trust’s management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust’s common shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Trust and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Trust.
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The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Trust was not unreasonable.
Economies of Scale
The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of “soft” commission dollars generated by the Trust to pay for research and brokerage services.
The Trustees considered that Amundi is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Trust, including Amundi’s ability to market
Pioneer High Income Trust | Semiannual Report | 9/30/20 67

the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
68 Pioneer High Income Trust | Semiannual Report | 9/30/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www. amundipioneer. com/us

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19432-14-1120

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

     (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

     (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

     (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

     (i)  Has at least one audit committee financial expert serving on its audit committee; or

     (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 4, 2020

* Print the name and title of each signing officer under his or her signature.